EXHIBIT 32.1
                                                                    ------------

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of TSR, Inc. (the "Company") on Form 10-K for the period ended May 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, J.F. Hughes, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

The forgoing certification is incorporated solely for the purposes of complying with the provisions of Section 906 of the Sarbanes-Oxley Act and is not intended to be used for any other purpose.


/s/ J.F. Hughes
-----------------------------------------
Chairman of the Board,
Chief Executive Officer
and Director
August 18, 2009